EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2011 (the "Report") by HemaCare Corporation ("Registrant"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: April 5, 2012	/s/ Pete van der Wal Pete van der Wal Chief Executive Officer (Principal Executive Officer)

Date: April 5, 2012	/s/ Lisa Bacerra Lisa Bacerra Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to HemaCare Corporation and will be retained by HemaCare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.